___________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2014

JPX GLOBAL, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-54793	26-2801338
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9864 E Grand River, Ste 110-301 Brighton, Michigan		48116
(Address of Principal Executive Offices)		(Zip Code)

______________________________________________________________________________________________________________________________________________________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.02 Unregistered Sales of Equity Securities

On January 6, 2014, the Company issued 1,000 shares of Series A Preferred Stock as security for outstanding debts of the Company to its controlling shareholder Joseph Caywood. The Series A Preferred Stock has no conversion rights. No solicitation was made in connection with this transaction and no underwriting discounts were made or given. The Company believes that the issuance of the Series A Preferred Stock was a transaction not involving a public offering and was exempt from registration with the Securities and Exchange Commission pursuant to Rule 4(2) of the Securities Act of 1933.

Item 3.03 Material Modification to Rights of Security Holders

On January 6, 2014, the Board of Directors of JPX Global, Inc. (the “Company”) approved a Certificate of Designation to the Company’s Articles of Incorporation. The Certificate of Designation designates the following rights, preferences, privileges, and restrictions in respect to the Series “A” Preferred Stock (the “Preferred Stock”).

i.	Each share of Series A Preferred Stock shall have 100,000 votes per share and shall vote together with holders of the Company's common stock on all matters upon which common stockholders may vote; and
ii.	Shares of Series A Preferred Stock shall not have the right to receive dividends or distributions, and shall have no rights with respect to the liquidation of the Company; and
iii.	Shares of Series A Preferred Stock shall not be convertible into shares of common stock or any other shares of capital stock of the Company, unless approved by the Board of Directors of the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As noted in Item 3.03 above, on January 6, 2014, the Board of Directors of the Company approved a Certificate of Designation to the Company’s Articles of Incorporation. The Certificate of Designation designates the following rights, preferences, privileges, and restrictions in respect to the Series “A” Preferred Stock.

i.	Each share of Series A Preferred Stock shall have 100,000 votes per share and shall vote together with holders of the Company's common stock on all matters upon which common stockholders may vote; and
ii.	Shares of Series A Preferred Stock shall not have the right to receive dividends or distributions, and shall have no rights with respect to the liquidation of the Company; and
iii.	Shares of Series A Preferred Stock shall not be convertible into shares of common stock or any other shares of capital stock of the Company, unless approved by the Board of Directors of the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3(i)	Certificate of Designation to the Articles of Incorporation of JPX Global, Inc. (Series A Preferred Stock)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPX Global, Inc.

Date: January 9, 2014	By:	/s/ James P. Foran
James P. Foran Chief Executive Officer